Exhibit 10.5

TIGRENT INC.

ROYALTY PAYMENT AGREEMENT

ROYALTY PAYMENT AGREEMENT

This Royalty Payment Agreement (this “Agreement”) is made as of the 15th day of March 2013 (the “Effective Date”) between Tigrent Inc., a Colorado corporation (the “Company”), and Rich Dad Operating Company, LLC, a Nevada limited liability company (“Holder”).

RECITAL

A.           The Company and Holder entered into that certain Licensing Agreement with an effective date of March 16, 2010 (as amended, restated, or otherwise modified from time to time, the “Licensing Agreement”).

B.           The Company and Holder agree that Holder will permit the Company, at the Company’s option, to pay any royalties owing under the terms of the Licensing Agreement all in cash or in a combination of cash and up to fifty percent (50%) [and, with the consent of Holder up to one hundred (100%)] of each royalty payment due under the License Agreement in unsecured convertible promissory notes.

AGREEMENT

Now, Therefore, in consideration of the foregoing, and the representations, warranties, covenants and conditions set forth below, the Company and Holder, intending to be legally bound, hereby agree as follows:

1.             Amount and Terms of the Note(S)

1.1          The Note(s). Subject to the terms of this Agreement, the Company may, at its option, issue and deliver and Holder agrees to accept at each Closing (as hereinafter defined) a convertible promissory note in substantially the form attached hereto as Exhibit A (each, a “Note” and collectively, the “Notes”) as payment for up to fifty percent (50%) of each royalty payment owing under the terms of the Licensing Agreement. In addition, the Company may, with the consent of Holder, issue and deliver and Holder agrees to accept at each Closing a Note as payment for up to one hundred (100%) of each royalty payment owing under the terms of the Licensing Agreement. The principal amount of each Note shall equal the portion of such royalty payment that the Company has elected to pay via a Note (each, an “Advance”)

1.2          Closing Date(s). Each closing of a Note (each a “Closing”) shall be held on a date mutually acceptable to the Company and Holder (each a “Closing Date”).

1.3          Delivery. At each Closing the Company shall issue and deliver to Holder a Note in favor of Holder payable in the principal amount of the Advance. In addition, upon the execution of this Agreement, Company shall issue, and Holder agrees to accept, Notes as payment for royalties that have accrued but are unpaid under the License Agreement as of the Effective Date and upon the delivery of such Notes, the Company shall be deemed to be in compliance with its obligation to pay royalties under the License Agreement through the Effective Date.

CERTAIN PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR

CONFIDENTIAL TREATMENT UNDER RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF

1934. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN

FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

1.

1.4          Conversion. Each Note shall automatically convert into shares of Preferred Stock upon a Change of Control as provided in such Note. For purposes of this Agreement, the term “Preferred Stock” shall mean shares of the Company’s Series A Preferred Stock pursuant to the Certificate of Designation in substantially the form attached hereto as Exhibit B (the “Certificate of Designation”). The Company shall at all time reserve or cause to be reserved a sufficient number of shares of Preferred Stock to cover conversion of all outstanding Notes. The Company may not issue any shares of Preferred Stock, or any securities convertible into Preferred Stock, to any person other than Holder (or its successors, assigns and designees).

2.             Repurchase at the Option of the Holder

2.1          Repurchase. Holder shall have the right, at Holder’s option, to require the Company to repurchase, for cash, all of Holder’s Notes, or any portion of the principal amount thereof that is equal to [***] or an integral multiple of [***], at a repurchase price equal to [***] of the principal amount thereof. Repurchases of Notes under this Section 2.1 shall be made, at the option of Holder, upon delivery to the Company by Holder of (a) a written notice at least five (5) business days prior to the date of repurchase (the “Repurchase Date”), stating the portion of the principal amount of Notes to be repurchased and the Repurchase Date, and (b) the Notes to be repurchased on or prior to the Repurchase Date. Any Notes that are to be repurchased only in part shall be surrendered to the Company, and the Company shall execute and deliver to Holder without service charge, a new Note or Notes, containing identical terms and conditions, in an authorized denomination in aggregate principal amount equal to and in exchange for the unrepurchased portion of the principal of the Notes so surrendered. Notwithstanding the foregoing, no Notes may be repurchased at the option of Holder under this Section 2.1 if the principal amount of the Notes has been accelerated, and such acceleration has not been rescinded, on or prior to the Repurchase Date (except in the case of an acceleration resulting from an Event of Default by the Company in the payment of the repurchase price with respect to such Notes).

3.             Conditions Precedent

3.1          Conditions to Effectiveness. Holder shall not be obligated to take, fulfill or perform any action under this Agreement, unless and until the following conditions have been satisfied or performed, on or prior to the Effective Date, to Holder’s complete satisfaction or waived in writing by Holder:

(a)           The Company shall have filed the Certificate of Designation with the Secretary of State of the State of Colorado establishing the rights, preferences and privileges of the Preferred Stock in a form acceptable to Holder.

(b)           An officer of the Company shall deliver to Holder at the Effective Date a certificate certifying (i) the Company’s Articles of Incorporation, as amended (the “Charter”), (ii) the Bylaws of the Company (the “Bylaws”) and (iii) resolutions of the Board of Directors of the Company approving the Transaction Documents (as hereinafter defined) and the transactions contemplated hereby and thereby.

2.

(c)           The representations and warranties made by the Company in Section 4 hereof shall be true and correct in all material respects as of the Effective Date with the same force and effect as if they had been made as of the Effective Date, and the Company shall have performed all obligations and conditions herein required to be performed or observed by it on or prior to the Effective Date.

(d)           No Event of Default has occurred that is continuing as of the Effective Date.

3.2           Conditions to Each Closing. Holder shall not be obligated to accept any Note as payment for any portion of a royalty payment owing under the terms of the Licensing Agreement, unless and until the following conditions have been satisfied or performed, on or prior to the proposed Closing Date for such royalty payment, to Holder’s complete satisfaction or waived in writing by Holder:

(a)           The representations and warranties of the Company contained in Section 4 of this Agreement and in any other Transaction Document, shall be (i) in the case of representations and warranties qualified by “materiality,” “material adverse effect” or similar language, true and correct in all respects and (ii) in the case of all other representations and warranties, true and correct in all material respects, in each case on and as of the applicable Closing Date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct on the basis set forth above as of such earlier date.

(b)           No Event of Default has occurred that is continuing as of the Closing Date.

4.             Representations, Warranties and Covenants of the Company

The Company hereby represents and warrants to Holder as follows:

4.1          Organization, Good Standing and Qualification. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Colorado. The Company has the requisite corporate power to own and operate its properties and assets and to carry on its business as now conducted and as proposed to be conducted. The Company is duly qualified and is authorized to do business and is in good standing as a foreign corporation in all jurisdictions in which the nature of its activities and of its properties (both owned and leased) makes such qualification necessary, except for those jurisdictions in which failure to do so would not have a material adverse effect on the Company or its business.

4.2          Corporate Power. The Company will have at the Effective Date and each Closing Date all requisite corporate power to execute and deliver this Agreement and to issue each Note, collectively, in each case as the same may be amended, modified or supplemented from time to time, and all other related agreements and documents executed by the Company in favor of, and delivered to, Holder in connection with or pursuant to any of the foregoing (collectively, the “Transaction Documents”), and to carry out and perform its obligations under the terms of this Agreement and under the terms of each Note.

3.

4.3          Authorization. All corporate action on the part of the Company, its directors and its stockholders necessary for the authorization, execution, delivery and performance of this Agreement by the Company and the performance of the Company’s obligations hereunder, including the issuance and delivery of the Notes and the reservation of the Preferred Stock issuable upon conversion of the Notes has been taken or will be taken prior to the issuance of the Preferred Stock. This Agreement and the Notes, when executed and delivered by the Company, shall constitute valid and binding obligations of the Company enforceable in accordance with their terms, subject to laws of general application relating to bankruptcy, insolvency, the relief of debtors and, with respect to rights to indemnity, subject to federal and state securities laws. The Preferred Stock, when issued in compliance with the provisions of this Agreement and the Notes will be validly issued, fully paid and nonassessable and free of any liens or encumbrances and issued in compliance with all applicable federal and securities laws.

4.4          Governmental Consents. All consents, approvals, orders, or authorizations of, or registrations, qualifications, designations, declarations, or filings with, any governmental authority, required on the part of the Company in connection with the valid execution and delivery of this Agreement, the offer, sale or issuance of the Notes and the Preferred Stock issuable upon conversion of the Notes or the consummation of any other transaction contemplated hereby shall have been obtained and will be effective as of the Effective Date and at each Closing.

4.5          Compliance with Laws. To its knowledge, the Company is not in violation of any applicable statute, rule, regulation, order or restriction of any domestic or foreign government or any instrumentality or agency thereof in respect of the conduct of its business or the ownership of its properties, which violation of which would materially and adversely affect the business, assets, liabilities, financial condition, operations or prospects of the Company.

4.6          Compliance with Other Instruments. The Company is not in violation or default of any term of the Charter or Bylaws, or of any provision of any mortgage, indenture or contract to which it is a party and by which it is bound or of any judgment, decree, order or writ, other than such violation(s) that would not have a material adverse effect on the Company. The execution, delivery and performance of this Agreement, the Notes, and the consummation of the transactions contemplated hereby or thereby will not result in any such violation or be in conflict with, or constitute, with or without the passage of time and giving of notice, either a default under any such provision, instrument, judgment, decree, order or writ or an event that results in the creation of any lien, charge or encumbrance upon any assets of the Company or the suspension, revocation, impairment, forfeiture, or nonrenewal of any material permit, license, authorization or approval applicable to the Company, its business or operations or any of its assets or properties. Without limiting the foregoing, the Company has obtained all waivers reasonably necessary with respect to any preemptive rights, rights of first refusal or similar rights, including any notice or offering periods provided for as part of any such rights, in order for the Company to consummate the transactions contemplated hereunder without any third party obtaining any rights to cause the Company to offer or issue any securities of the Company as a result of the consummation of the transactions contemplated hereunder.

4.

4.7          Capitalization; Voting Rights.

(a)           The authorized capital stock of the Company, immediately prior to the Effective Date, consists of (i) 25,000,000 shares of the Company’s common stock (the “Common Stock”), 13,888,587 shares of which are issued and outstanding, and (ii) 10,000,000 shares of the Company’s preferred stock, 25,000 shares of which are designated Series A Preferred Stock, none of which are issued and outstanding.

(b)           The rights, preferences, privileges and restrictions of the Preferred Stock are as stated in the Charter. The Preferred Stock have been duly and validly reserved for issuance. When issued in compliance with the provisions of this Agreement and the Charter, the Preferred Stock will be validly issued, fully paid and nonassessable, and will be free of any liens or encumbrances other than (i) liens and encumbrances created by or imposed upon Holder; provided, however, that the Preferred Stock may be subject to restrictions on transfer under state and/or federal securities laws as set forth herein or as otherwise required by such laws at the time a transfer is proposed. The issuance and delivery of the Notes and the subsequent conversion of the Notes into Preferred Stock are not and will not be subject to any preemptive rights or rights of first refusal that have not been properly waived or complied with.

4.8          Offering. Assuming the accuracy of the representations and warranties of Holder contained in Section 5 hereof, the offer, issue, and sale of the Notes and the Preferred Stock are and will be exempt from the registration and prospectus delivery requirements of the Securities Act of 1933, as amended (the “Securities Act”), and have been registered or qualified (or are exempt from registration and qualification) under the registration, permit, or qualification requirements of all applicable state securities laws.

5.             Representations and Warranties of Holder

5.1          Requisite Power and Authority. Holder has all necessary power and authority to execute and deliver this Agreement and the other Transaction Documents it is a party to and to carry out their provisions. All action on Holder’s part required for the lawful execution and delivery of this Agreement and the other Transaction Documents it is a party to has been taken. Upon their execution and delivery, this Agreement and the other Transaction Documents that Holder is a party to will be valid and binding obligations of Holder, enforceable in accordance with their terms, except (a) as limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws of general application affecting enforcement of creditors’ rights and (b) as limited by general principles of equity that restrict the availability of equitable remedies.

5.2          Purchase for Own Account. Holder represents that it is acquiring the Notes and the Preferred Stock (collectively, the “Securities”) solely for its own account and beneficial interest for investment and not for sale or with a view to distribution of the Securities or any part thereof, has no present intention of selling (in connection with a distribution or otherwise), granting any participation in, or otherwise distributing the same, and does not presently have reason to anticipate a change in such intention.

5.

5.3          Information and Sophistication. Without lessening or obviating the representations and warranties of the Company set forth in Section 4, Holder hereby: (a) acknowledges that it has received all the information it has requested from the Company and it considers necessary or appropriate for deciding whether to acquire the Securities, (b) represents that it has had an opportunity to ask questions and receive answers from the Company regarding the terms and conditions of the offering of the Securities and to obtain any additional information necessary to verify the accuracy of the information given Holder and (c) further represents that it has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risk of this investment.

5.4          Ability to Bear Economic Risk. Holder acknowledges that investment in the Securities involves a high degree of risk, and represents that it is able, without materially impairing its financial condition, to hold the Securities for an indefinite period of time and to suffer a complete loss of its investment.

5.5          Further Limitations on Disposition. Without in any way limiting the representations set forth above, Holder further agrees not to make any disposition of all or any portion of the Securities unless and until:

(a)           There is then in effect a registration statement under the Securities Act covering such proposed disposition and such disposition is made in accordance with such registration statement; or

(b)           Holder shall have notified the Company of the proposed disposition and shall have furnished the Company with a detailed statement of the circumstances surrounding the proposed disposition, and if reasonably requested by the Company, Holder shall have furnished the Company with an opinion of counsel, reasonably satisfactory to the Company, that such disposition will not require registration under the Securities Act or any applicable state securities laws, provided that no such opinion shall be required for dispositions in compliance with Rule 144, except in unusual circumstances.

Notwithstanding the provisions of paragraphs (a) and (b) above, no such registration statement or opinion of counsel shall be necessary for a transfer by Holder to a partner (or retired partner) or member (or retired member) of Holder in accordance with partnership or limited liability company interests, or transfers by gift, will or intestate succession to any spouse or lineal descendants or ancestors, if all transferees agree in writing to be subject to the terms hereof to the same extent as if it was Holder.

5.6          Accredited Investor Status. Holder is an “accredited investor” as such term is defined in Rule 501 under the Securities Act.

5.7          Further Assurances. Holder agrees and covenants that at any time and from time to time it will promptly execute and deliver to the Company such further instruments and documents and take such further action as the Company may reasonably require in order to carry out the full intent and purpose of this Agreement and to comply with state or federal securities laws or other regulatory approvals.

6.

6.             Miscellaneous

6.1          Binding Agreement. The terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties. Nothing in this Agreement, expressed or implied, is intended to confer upon any third party any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

6.2          Governing Law. This Agreement shall be governed by and construed under the laws of the State of Colorado as applied to agreements among Colorado residents, made and to be performed entirely within the State of Colorado, without giving effect to conflicts of laws principles.

6.3          Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

6.4          Titles and Subtitles. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

6.5          Notices. All notices required or permitted hereunder and the Notes shall be in writing and shall be deemed effectively given: (a) upon personal delivery to the party to be notified, (b) when sent by confirmed telex, electronic mail or facsimile if sent during normal business hours of the recipient, if not, then on the next business day, (c) five (5) days after having been sent by registered or certified mail, return receipt requested, postage prepaid, or (d) one (1) day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt. All communications shall be sent to the Company at 1612 East Cape Coral Parkway, Cape Coral, Florida 33904; Attention General Counsel; Phone: (239) 443-1627; Email: jamesmay@richdadeducation.com; Fax: (239) 540-6501, and to Holder at 4330 N. Civic Center Plaza, Suite 100, Scottsdale, AZ 8521, Attn: CEO or at such other address(es) as the Company or Holder may designate by ten (10) days advance written notice to the other parties hereto.

6.6          Modification; Waiver. No modification or waiver of any provision of this Agreement or consent to departure therefrom shall be effective unless in writing and approved by the Company and Holder. Any provision of the Notes may be amended or waived by the written consent of the Company and Holder.

6.7          Expenses. The Company and Holder shall each bear its respective expenses and legal fees incurred with respect to this Agreement and the transactions contemplated herein.

6.8          Severability. If any provision of this Agreement is determined to be invalid, illegal or unenforceable, in whole or in part, the validity, legality and enforceability of any of the remaining provisions or portions of this Agreement shall not in any way be affected or impaired thereby and this Agreement shall nevertheless be binding between the Company and Holder.

7.

6.9          Delays or Omissions. It is agreed that no delay or omission to exercise any right, power or remedy accruing to Holder, upon any breach or default of the Company under this Agreement or any Note shall impair any such right, power or remedy, nor shall it be construed to be a waiver of any such breach or default, or any acquiescence therein, or of or in any similar breach or default thereafter occurring; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. It is further agreed that any waiver, permit, consent or approval of any kind or character by Holder of any breach or default under this Agreement, or any waiver by any Holder of any provisions or conditions of this Agreement must be in writing and shall be effective only to the extent specifically set forth in writing and that all remedies, either under this Agreement, or by law or otherwise afforded to the Holder, shall be cumulative and not alternative.

6.10        Entire Agreement. This Agreement and the Exhibits hereto constitute the full and entire understanding and agreement between the parties with regard to the subjects hereof and no party shall be liable or bound to any other party in any manner by any representations, warranties, covenants and agreements except as specifically set forth herein.

[Signature Page Follows]

8.

In Witness Whereof, the parties have executed this Royalty Payment Agreement as of the date first written above.

Company:		Holder:

Tigrent Inc.		Rich Dad Operating Company, LLC

By:		By:
Name:	ANTHONY HUMPAGE	Name:
Title:	CEO.	Title:

SIGNATURE PAGE TO ROYALTY PAYMENT AGREEMENT

Exhibit A

Form of Convertible Promissory Note

THIS CONVERTIBLE PROMISSORY NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. NO SALE OR DISPOSITION MAY BE EFFECTED EXCEPT IN COMPLIANCE WITH RULE 144 UNDER SAID ACT OR AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR AN OPINION OF COUNSEL FOR THE HOLDER SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE ACT OR RECEIPT OF A NO-ACTION LETTER FROM THE SECURITIES AND EXCHANGE COMMISSION.

CONVERTIBLE PROMISSORY NOTE

$[________________]	[DATE]
No. [__]	Cape Coral, Florida

For value received Tigrent Inc., a Colorado corporation (“Company”), promises to pay to Rich Dad Operating Company, LLC, a Nevada limited liability company, or its assigns (“Holder”), the principal sum of $[____________] (the “Advance”), due and payable on the dates and in the manner set forth below. This note (this “Note”) is issued as part of a series of similar notes (collectively, the “Notes”) to be issued pursuant to the terms of that certain Royalty Payment Agreement, dated as of [__________ _], 2013 (as amended, restated or otherwise modified from time to time, the “Agreement”). Capitalized terms utilized but not otherwise defined herein shall have the meanings ascribed to such terms in the Agreement.

1.             Principal Repayment. Unless this Note has been paid or converted in accordance with the terms of Section 3 below, the entire outstanding principal balance shall become fully due and payable on December 31, 2014 (the “Maturity Date”). All payments of principal shall be in lawful money of the United States of America to Holder. All amounts payable hereunder shall be payable at the office of Holder, _________________________________, unless another place of payment shall be specified in writing by Holder. The Company may prepay, in cash, this Note or any portion of the principal amount thereof that is equal to [***], or an integral multiple of [***], prior to the Maturity Date without the consent of Holder.

2.             Interest. This Note shall not bear interest, and the principal amount thereof shall not accrete.

3.             Conversion. Upon a Change of Control, the outstanding principal balance of this Note shall automatically convert in whole without any further action by Holder into Preferred Stock at a conversion rate of one share of Preferred Stock per [***] principal amount of Notes. The Company shall not issue any fractional share of Preferred Stock upon conversion of the Notes and shall instead pay cash in lieu of any fractional share of Preferred Stock.

1.

“Change of Control” shall mean: (i) any “person” as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (other than the Company, any trustee or other fiduciary holding securities under any employee benefit plan of the Company, any company owned, directly or indirectly, by the shareholders of the Company in substantially the same proportions as their ownership of common stock of the Company, or Investor), is or becomes the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing fifty percent (50%) or more of the combined voting power of the Company’s then outstanding securities; (ii) during any period of two (2) consecutive years, individuals who at the beginning of such period constitute the Company’s Board of Directors (the “Board”), and any new director (other than a director designated by a person who has entered into an agreement with the Company to effect a transaction described in paragraphs (a), (c), or (d) of the Memorandum of Understanding dated as of [August 31, 2012], by and between Company and Holder) whose election by the Board or nomination for election by the Company’s shareholders was approved by a vote of at least two-thirds of the directors then still in office who either were directors at the beginning of the two year period or whose election or nomination for election was previously so approved, cease for any reason to constitute at least a majority of the Board; (iii) a merger, consolidation, reorganization, or other business combination of the Company with any other entity (other than Holder), other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than fifty percent (50%) of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation, provided, however, that a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no person acquires thirty (30%) or more of the combined voting power of the Company’s then outstanding securities shall not constitute a Change in Control; or (iv) the shareholders of the Company approve a plan of complete liquidation of the Company or the consummation of the sale or disposition by the Company of all or substantially all of Company’s assets other than (x) the sale or disposition of all or substantially all of the assets of the Company to Holder or to a person or persons who beneficially own, directly or indirectly, at least fifty percent (50%) or more of the combined voting power of the outstanding voting securities of the Company at the time of the sale or (y) pursuant to a spin-off type transaction, directly or indirectly, of such assets to the shareholders of the Company.

4.            Events of Default. If there shall be any Event of Default hereunder, at the option and upon the declaration of Holder and upon written notice to the Company (which election and notice shall not be required in the case of an Event of Default under Section 4(d) or 4 (e)), this Note shall accelerate and all principal and unpaid accrued interest shall become due and payable. The occurrence of any one or more of the following shall constitute an “Event of Default”:

(a)           The Company fails to pay timely any of the principal amount due under this Note on the date the same becomes due and payable;

(b)           The Company shall default in its performance of any covenant under the Agreement and such default continues for a period of [***] days after notice has been delivered by Holder;

(c)           The Company fails to comply with its obligation to convert the Notes in accordance with this Note and the failure continues for [***] days;

2.

(d)           The Company fails to repurchase this Note in accordance with Section 2 of the Agreement;

(e)           The Company files any petition or action for relief under any bankruptcy, reorganization, insolvency or moratorium law or any other law for the relief of, or relating to, debtors, now or hereafter in effect, or makes any assignment for the benefit of creditors or takes any corporate action in furtherance of any of the foregoing; or

(f)           An involuntary petition is filed against the Company (unless such petition is dismissed or discharged within sixty (60) days under any bankruptcy statute now or hereafter in effect, or a custodian, receiver, trustee, assignee for the benefit of creditors (or other similar official) is appointed to take possession, custody or control of any property of the Company.

The Company hereby waives demand, notice, presentment, protest and notice of dishonor.

5.            Subordination. The indebtedness evidenced by this Note is subordinated in right of payment to the prior payment in full of any Senior Indebtedness in existence on the date of this Note. “Senior Indebtedness” shall mean, unless expressly subordinated to or made on a parity with the amounts due under this Note, all amounts due in connection with (a) indebtedness of the Company to Holder and Rich Global, LLC under that certain Credit Agreement, dated as of March 25, 2011 (as amended, resatated or otherwise modified from time to time), among the Company, Holder and Rich Global, LLC, (b) indebtedness of The Company to banks or other lending institutions regularly engaged in the business of lending money (excluding venture capital, investment banking or similar institutions and their affiliates, which sometimes engage in lending activities but which are primarily engaged in investments in equity securities), and (c) any such indebtedness or any debentures, notes or other evidence of indebtedness issued in exchange for such Senior Indebtedness, or any indebtedness arising from the satisfaction of such Senior Indebtedness by a guarantor.

6.            Binding Effect. The terms and conditions of this Note shall inure to the benefit of and be binding upon the respective successors and assigns of the parties. Nothing in this Note, expressed or implied, is intended to confer upon any third party any rights, remedies, obligations, or liabilities under or by reason of this Note, except as expressly provided in this Note.

7.            Governing Law. This Note shall be governed by and construed under the laws of the State of Colorado, as applied to agreements among Colorado residents, made and to be performed entirely within the State of Colorado, without giving effect to conflicts of laws principles.

8.            Modification; Waiver. No modification or waiver of any provision of this Note or consent to departure therefrom shall be effective unless in writing and approved by the Company and Holder. Any provision of the Notes may be amended or waived by the written consent of the Company and Holder.

9.            Expenses. The Company and Holder shall each bear its respective expenses and legal fees incurred with respect to this Note and the transactions contemplated herein.

3.

10.          Transfer. This Note may be transferred only upon its surrender to the Company for registration of transfer, duly endorsed, or accompanied by a duly executed written instrument of transfer in form satisfactory to the Company. Thereupon, this Note shall be reissued to, and registered in the name of, the transferee, or a new Note for like principal amount and interest shall be issued to, and registered in the name of, the transferee. Principal shall be paid solely to the registered holder of this Note. Such payment shall constitute full discharge of the Company’s obligation to pay such principal.

11.          Severability. If any provision of this Note is determined to be invalid, illegal or unenforceable, in whole or in part, the validity, legality and enforceability of any of the remaining provisions or portions of this Note shall not in any way be affected or impaired thereby and this Note shall nevertheless be binding between the Company and Holder.

12.          Titles and Subtitles. The titles and subtitles used in this Note are used for convenience only and are not to be considered in construing or interpreting this Note.

13.          No Rights as Stockholder. This Note, as such, shall not entitle Holder to any rights as a stockholder of the Company.

*****

Tigrent Inc.

By:
Name:
Title:

4.

Exhibit B

Form of Certificate of Designation

TIGRENT INC.

CERTIFICATE OF DESIGNATIONS

OF THE

SERIES A PREFERRED STOCK

PURSUANT TO SECTION 7-106-102 OF THE COLORADO BUSINESS

CORPORATION ACT OF THE STATE OF COLORADO1

THE UNDERSIGNED, being the [____________________] of Tigrent Inc., a Colorado corporation (the “Company”), in accordance with the provisions of Section 7-110-106 of the Colorado Business Corporation Act (the “CBCA”) does hereby certify to the Secretary of State of the State of Colorado (the “Secretary”) that, in accordance with Section 7-106-102 of the CBCA, the following resolution was duly adopted by the Board of Directors of the Company as of [●], 2013, creating a series of 25,000 shares of Preferred Stock designated as “Series A Preferred Stock”:

RESOLVED, that pursuant to the authority expressly vested in the Board of Directors of the Company (the “Board of Directors”) by Article Three of the Company’s Articles of Incorporation, as amended (the “Articles”), and Section 7-106-102 of the CBCA, a series of preferred stock (“Preferred Stock”), of the Company be and hereby is created, and that the designation and number of shares thereof and the voting and other powers, preferences and relative, participating, optional or other rights of the shares of such series and the qualifications, limitations and restrictions thereof are as follows:

Series A Preferred Stock

Designation and Number. A series of Preferred Stock, designated the “Series A Preferred Stock” (the “Series A Preferred Stock”), is hereby established. The number of shares of Series A Preferred Stock initially shall be 25,000.

Rank. The Series A Preferred Stock will rank, with respect to dividend rights and rights upon voluntary or involuntary liquidation, dissolution or winding up of the Company: (i) senior to all classes or series of the Company’s common stock (the “Common Stock”), and all classes or series of capital stock of the Company now or hereafter authorized, issued or outstanding expressly designated as ranking junior to the Series A Preferred Stock as to dividend rights and rights upon voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Company; (ii) on parity with any class or series of capital stock of the Company expressly designated as ranking on parity with the Series A Preferred Stock as to dividend rights and rights upon voluntary or involuntary liquidation, dissolution or winding up of the Company; and (iii) junior to any class or series of capital stock of the Company expressly designated as ranking senior to the Series A Preferred Stock as to dividend rights and rights upon voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Company. The term “capital stock” does not include convertible or exchangeable debt securities, which will rank senior to the Series A Preferred Stock prior to conversion or exchange. The Series A Preferred Stock will rank junior in right of payment to the Company’s other existing and future debt obligations.

1    NTD: In connection with the filing of the Certificate of Designations, the applicable electronic form with the Colorado Secretary of State will be completed and filed.

5.

Dividend Rights.

(a)           Holders of Series A Preferred Stock, in preference to the holders of Common Stock, shall be entitled to receive, but only out of funds that are legally available therefor, cash dividends at the rate of one percent (1%) of the Original Issue Price (as defined below) per annum on each outstanding share of Series A Preferred Stock. Such dividends shall be payable only when, as and if declared by the Board of Directors.

(b)           The “Original Issue Price” of the Series A Preferred Stock shall be one thousand dollars ($1,000) (as adjusted for any stock dividends, combinations, splits, recapitalizations and the like with respect to such shares after the filing date hereof).

(c)           So long as any shares of Series A Preferred Stock are outstanding, the Company shall not pay or declare any dividend (whether in cash or property), or make any other distribution on the Common Stock, or purchase, redeem or otherwise acquire for value any shares of Common Stock, until all dividends as set forth in Section 3(a) above on the Series A Preferred Stock shall have been paid or declared and set apart, except for:

acquisitions of Common Stock by the Company pursuant to agreements that permit the Company to repurchase such shares at no more than cost upon termination of services to the Company;

acquisitions of Common Stock in exercise of the Company’s right of first refusal to repurchase such shares; or

distributions to holders of Common Stock in accordance with Section 4.

(d)           In the event dividends are paid on any share of Common Stock, the Company shall pay an additional dividend on all outstanding shares of Series A Preferred Stock in a per share amount equal (on an as-if-converted to Common Stock basis) to the amount paid or set aside for each share of Common Stock.

(e)           The provisions of Sections 3(c) and 3(d) shall not apply to any repurchase of any outstanding securities of the Company that is approved by (i) the Board of Directors and (ii) the holders of a majority of Series A Preferred Stock.

6.

Liquidation Preference.

(f)            Upon any liquidation, dissolution, or winding up of the Company, whether voluntary or involuntary (a “Liquidation Event”), before any distribution or payment shall be made to the holders of any Common Stock, the holders of Series A Preferred Stock shall be entitled to be paid out of the assets of the Company legally available for distribution (or the consideration received by the Company or its stockholders in a Change of Control) for each share of Series A Preferred Stock held by them, an amount per share of Series A Preferred Stock equal to the Original Issue Price plus all declared and unpaid dividends on the Series A Preferred Stock. If, upon any such Liquidation Event, the assets of the Company shall be insufficient to make payment in full to all holders of Series A Preferred Stock of the liquidation preference set forth in this Section 4(a), then such assets (or consideration) shall be distributed among the holders of Series A Preferred Stock at the time outstanding, ratably in proportion to the full amounts to which they would otherwise be respectively entitled.

(g)           After the payment of the full liquidation preference of the Series A Preferred Stock as set forth in Section 4(a) above, the remaining assets of the Company legally available for distribution (or the consideration received by the Company or its stockholders in a Change of Control), if any, shall be distributed ratably to the holders of the Common Stock.

(h)           A Change of Control (as defined below) shall be deemed a Liquidation Event for purposes of this Section 4.

For the purposes of this Section 4: “Change of Control” shall mean: (A) any “person” as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (other than the Company, any trustee or other fiduciary holding securities under any employee benefit plan of the Company, any company owned, directly or indirectly, by the shareholders of the Company in substantially the same proportions as their ownership of common stock of the Company, or Investor), is or becomes the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing fifty percent (50%) or more of the combined voting power of the Company’s then outstanding securities; (B) during any period of two (2) consecutive years, individuals who at the beginning of such period constitute the Board of Directors, and any new director (other than a director designated by a person who has entered into an agreement with the Company to effect a transaction described in paragraphs (a), (c), or (d) of the Memorandum of Understanding dated as of August 31, 2012, by and between the Company and Rich Dad Operating Company, LLC, a Nevada limited liability company (“Rich Dad”)) whose election by the Board of Directors or nomination for election by the Company’s shareholders was approved by a vote of at least two-thirds of the directors then still in office who either were directors at the beginning of the two year period or whose election or nomination for election was previously so approved, cease for any reason to constitute at least a majority of the Board of Directors; (C) a merger, consolidation, reorganization, or other business combination of Company with any other entity (other than holders of the Series A Preferred Stock), other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than fifty percent (50%) of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation, provided, however, that a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no person acquires thirty percent (30%) or more of the combined voting power of the Company’s then outstanding securities shall not constitute a Change in Control; or (D) the shareholders of the Company approve a plan of complete liquidation of the Company or the consummation of the sale or disposition by the Company of all or substantially all of Company’s assets other than (x) the sale or disposition of all or substantially all of the assets of the Company to holders of the Series A Preferred Stock or to a person or persons who beneficially own, directly or indirectly, at least fifty percent (50%) or more of the combined voting power of the outstanding voting securities of the Company at the time of the sale or (y) pursuant to a spin-off type transaction, directly or indirectly, of such assets to the shareholders of the Company.

7.

In any Change of Control, if the consideration to be received is securities of a corporation or other property other than cash, its value will be deemed its fair market value as determined in good faith by the Board of Directors on the date such determination is made.

The Company shall not have the power to effect a Change of Control unless the definitive agreement for such transaction provides that the consideration payable to the stockholders of the Company in connection therewith shall be allocated among the holders of capital stock of the Company in accordance with this Section 4.

Voting Rights.

(i)            Holders of the Series A Preferred Stock shall not have any voting rights, except as set forth in this Section 5.

(j)            Each holder of shares of the Series A Preferred Stock shall be entitled to 1,000 votes per share of the Series A Preferred Stock and shall be entitled to notice of any stockholders’ meeting in accordance with the bylaws of the Company (the “Bylaws”). Except as otherwise provided herein or as required by law, the Series A Preferred Stock shall vote together with the Common Stock at any annual or special meeting of the stockholders and not as a separate class, and may act by written consent in the same manner as the Common Stock.

(k)           Separate Vote of Series A Preferred Stock. For so long as any shares of Series A Preferred Stock remain outstanding (as adjusted for any stock dividends, combinations, splits, recapitalizations and the like with respect to such shares after the filing date hereof), in addition to any other vote or consent required herein or by law, the vote or written consent of the holders of a majority of the outstanding Series A Preferred Stock shall be necessary for effecting or validating the following actions (whether by merger, recapitalization or otherwise):

Any agreement by the Company or its stockholders regarding a merger, sale of all or substantially all the assets, liquidation, dissolution or winding up of the Company (including a Change of Control (as defined in Section 4 hereof));

Any amendment, alteration, or repeal of any provision of the Articles (including any filing of a Certificate of Designation) or any agreement by the Company that alters or changes the voting or other powers, preferences, or other special rights, privileges or restrictions of the Series A Preferred Stock so as to affect them adversely;

8.

Any increase or decrease in the authorized number of shares of Common Stock or Preferred Stock;

Any authorization or any designation (or any obligation to authorize or designate), whether by reclassification or otherwise, of any new class or series of stock or any other securities convertible into equity securities of the Company ranking on a parity with or senior to the Series A Preferred Stock in right of redemption, liquidation preference, voting or dividend rights or any increase in the authorized or designated number of any such class or series;

Any redemption, repurchase, payment or declaration of dividends or other distributions with respect to Common Stock or Preferred Stock other than dividends required pursuant to Section 3 hereof (except for acquisitions of Common Stock by the Company with the approval of the Board of Directors permitted by Section 3(c)(i), (ii) and (iii) hereof, and redemptions pursuant to Section 7 hereof);

Any amendment, alteration, or repeal of any provision of the Articles or the Bylaws of the Company;

Any increase or decrease in the authorized number of members of the Board of Directors.

Any transaction that encumbers all or substantially all of Company’s property or business or grants an exclusive license for all or substantially all of its intellectual property, or

Any incurrence of indebtedness in excess of $1 million individually or $5 million in the aggregate in any 12-month period;

provided, that the restrictions in subclauses (viii) and (ix) shall not apply in connection with commercial credit arrangements, equipment financings or similar transactions with financial institutions, equipment lessors or similar entities, the terms of which are approved by the Board of Directors.

(l)            Election of Board of Directors.

For so long as any shares of Series A Preferred Stock remain outstanding (as adjusted for any stock dividends, combinations, splits, recapitalizations and the like with respect to such shares after the filing date hereof) and the Licensing Agreement with and effective date of March 16, 2010 between the Company and Rich Dad is no longer effective, resulting in Rich Dad no longer being entitled to designate any member of the Board of Directors, then the holders of Series A Preferred Stock, voting as a separate class, shall be entitled to elect one (1) member of the Board of Directors at each meeting or pursuant to each consent of the Company’s stockholders for the election of directors, and to remove from office such directors in accordance with applicable law and to fill any vacancy caused by the resignation, death or removal of such directors.

The holders of Common Stock and Series A Preferred Stock, voting together as a single class on the basis of 1,000 votes per share of Series A Preferred Stock, shall be entitled to elect all remaining members of the Board of Directors at each meeting or pursuant to each consent of the Company’s stockholders for the election of director, and to remove from office such directors in accordance with applicable law and to fill any vacancy caused by the resignation, death or removal of such director.

9.

Notwithstanding the provisions of Section 7-108-110 of the CBCA, any vacancy, including newly created directorships resulting from any increase in the authorized number of directors or amendment of the Articles, and vacancies created by removal or resignation of a director, may be filled pursuant to the procedures in the Bylaws; provided, however, that where such vacancy occurs among the directors elected by the holders of a class or series of stock, the holders of shares of such class or series may override the Board of Directors’ action to fill such vacancy by (i) voting for their own designee to fill such vacancy at a meeting of the Company’s stockholders or (ii) written consent, if the consenting stockholders hold a sufficient number of shares to elect their designee at a meeting of the stockholders in which all members of such class or series are present and voted. Any director may be removed during his or her term of office without cause, by, and only by, the affirmative vote of the holders of the shares of the class or series of stock entitled to elect such director or directors, given either at a special meeting of such stockholders duly called for that purpose or pursuant to a written consent of stockholders, and any vacancy thereby created may be filled by the holders of that class or series of stock represented at the meeting or pursuant to written consent. At any meeting held for the purpose of electing a director, the presence in person or by proxy of the holders of a majority of the outstanding shares of the class or series entitled to elect such director shall constitute a quorum for the purpose of electing such director.

Conversion Rights. The Series A Preferred Stock will not be convertible into Common Stock or any other securities of the Company.

Redemption.

(m)          The Company, to the extent it may lawfully do so, may redeem any or all of the Series A Preferred Stock at any time as follows:

At least thirty (30) days but no more than sixty (60) days prior to the date of redemption (the “Redemption Date”), the Company shall send written notice (a “Redemption Notice”) to all holders of Series A Preferred Stock setting forth (A) the total amount to be paid for the Series A Preferred Stock for the shares to be redeemed (the “Redemption Price”); and (B) the place at which such holders may obtain payment of the Redemption Price upon surrender of their share certificates.

The Company shall effect such redemption on the Redemption Date by paying in cash in exchange for the shares of Series A Preferred Stock to be redeemed on the Redemption Date a sum equal to the Original Issue Price per share of Series A Preferred Stock plus declared and unpaid dividends with respect to such shares.

(n)           On or prior to the Redemption Date, the Company shall deposit the Redemption Price of all shares to be redeemed with a bank or trust company having aggregate capital and surplus in excess of $100,000,000, as a trust fund, with irrevocable instructions and authority to the bank or trust company to pay, on and after such Redemption Date, the Redemption Price of the shares to their respective holders upon the surrender of their share certificates. The balance of any funds deposited by the Company pursuant to this Section 7(b) remaining unclaimed at the expiration of one (1) year following such Redemption Date shall be returned to the Company promptly upon its written request.

10.

(o)           On or after the Redemption Date, each holder of shares of Series A Preferred Stock to be redeemed shall surrender such holder’s certificates representing such shares to the Company in the manner and at the place designated in the Redemption Notice, and thereupon the Redemption Price of such shares shall be payable to the order of the person whose name appears on such certificate or certificates as the owner thereof and each surrendered certificate shall be canceled. From and after such Redemption Date, unless there shall have been a default in payment of the Redemption Price or the Company is unable to pay the Redemption Price due to not having sufficient legally available funds, all rights of the holder of such shares as holder of Series A Preferred Stock (except the right to receive the Redemption Price without interest upon surrender of their certificates), shall cease and terminate with respect to such shares; provided that in the event that shares of Series A Preferred Stock are not redeemed due to a default in payment by the Company or because the Company does not have sufficient legally available funds, such shares of Series A Preferred Stock shall remain outstanding and shall be entitled to all of the rights and preferences provided herein until redeemed.

Record Holders. The Company and its transfer agent may deem and treat the record holder of any Series A Preferred Stock as the true and lawful owner thereof for all purposes, and neither the Company nor its transfer agent shall be affected by any notice to the contrary.

Registration Rights. Holders of the Series A Preferred Stock will not have any registration rights with respect to the Series A Preferred Stock.

No Maturity or Sinking Fund. The Series A Preferred Stock has no maturity date, no sinking fund has been established for the retirement or redemption of Series A Preferred Stock, and the Company is not required to redeem the Series A Preferred Stock at any time.

Exclusion of Other Rights. The Series A Preferred Stock shall not have any preferences, conversion or other rights, registration rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications or terms or conditions of redemption other than as expressly set forth in the Articles and this Certificate of Designations.

Headings of Subdivisions. The headings of the various subdivisions hereof are for convenience of reference only and shall not affect the interpretation of any of the provisions hereof.

Severability of Provisions. If any preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications or terms or conditions of redemption of the Series A Preferred Stock set forth in the Articles and this Certificate of Designations are invalid, unlawful or incapable of being enforced by reason of any rule of law or public policy, all other preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications or terms or conditions of redemption of Series A Preferred Stock set forth in the Articles which can be given effect without the invalid, unlawful or unenforceable provision thereof shall, nevertheless, remain in full force and effect and no preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications or terms or conditions of redemption of the Series A Preferred Stock herein set forth shall be deemed dependent upon any other provision thereof unless so expressed therein.

11.

No Preemptive Rights. No holder of Series A Preferred Stock shall be entitled to any preemptive rights to subscribe for or acquire any unissued shares of capital stock of the Company (whether now or hereafter authorized) or securities of the Company convertible into or carrying a right to subscribe to or acquire shares of capital stock of the Company.

Legends. All of the Series A Preferred Stock will bear a legend substantially to the following effect, unless otherwise agreed by the Company and the holder thereof:

THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT AS SET FORTH IN THE FOLLOWING SENTENCE. BY ITS ACQUISITION HEREOF, THE HOLDER AGREES (1) THAT IT WILL NOT RESELL OR OTHERWISE TRANSFER THE SECURITY EVIDENCED HEREBY, EXCEPT (A) TO THE ISSUER OR A SUBSIDIARY OF THE ISSUER; (B) UNDER A REGISTRATION STATEMENT THAT HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT AND CONTINUES TO BE EFFECTIVE AT THE TIME OF SUCH RESALE OR TRANSFER; (C) TO A PERSON THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER (AS DEFINED IN RULE 144A ADOPTED UNDER THE SECURITIES ACT) THAT IS PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF ANOTHER QUALIFIED INSTITUTIONAL BUYER AND TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, ALL IN COMPLIANCE WITH RULE 144A (IF AVAILABLE); (D) OUTSIDE OF THE UNITED STATES IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH RULE 904 UNDER THE SECURITIES ACT; OR (E) UNDER ANY OTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT; IN EACH CASE IN ACCORDANCE WITH THE APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR ANY OTHER APPLICABLE JURISDICTION; (2) THAT IT WILL, PRIOR TO ANY TRANSFER OF THIS SECURITY, FURNISH TO THE TRANSFER AGENT AND THE ISSUER SUCH CERTIFICATIONS, LEGAL OPINIONS OR OTHER INFORMATION AS MAY BE REQUIRED TO CONFIRM THAT SUCH TRANSFER IS BEING MADE PURSUANT TO AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT; AND (3) THAT IT WILL DELIVER TO EACH PERSON TO WHOM THIS SECURITY OR AN INTEREST HEREIN IS TRANSFERRED A NOTICE AS TO THE ABOVE RESTRICTIONS.

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The Series A Preferred Stock has been classified and designated by the Board of Directors under the authority contained in the Articles.

12.

This Certificate of Designations has been approved by the Board of Directors in the manner and by the vote required by law.

This Certificate of Designations shall be effective at the time the Secretary accepts this Certificate of Designations for record.

The undersigned [_______________________] of the Company acknowledges this Certificate of Designations to be the corporate act of the Company and, as to all matters or facts required to be verified under oath, the undersigned [______________________] acknowledges that to the best of [his/her] knowledge, information and belief, these matters and facts are true in all material respects and that this statement is made under the penalties for perjury.

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